UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2020

Date of reporting period:  12/31/2020

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
(SPE)
Annual Report
For the year ended
December 31, 2020

Special Opportunities Fund, Inc.

Managed Distribution Plan (unaudited)

On March 4, 2019, the Special Opportunities Fund (the “Fund”) received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, on April 1, 2019, the Fund announced its Board of Directors formally approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

In January 2020, the Fund began to make monthly distributions to common stockholders at an annual rate of 7%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

With each distribution, the Fund will issue a notice to stockholders which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price as well as other information about the Fund will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

March 1, 2021

Dear Fellow Shareholder:

Special Opportunities Fund has a managed distribution plan that provides for monthly distributions to common shareholders at an annual rate that is currently at least 7% of the net asset value (NAV) of the Fund’s common shares as of the last trading day of the prior year.  The minimum monthly distribution for 2021 is $0.094, coincidentally the same as in 2020.

As of December 31, 2020, the Fund’s NAV per common share was $16.13 vs. $12.98 on June 30, 2020 and $16.06 on December 31, 2019.  After accounting for dividends, the NAV increased by 29.29% in the second half of 2020 compared to an increase of 22.16% for the S&P 500 Index.  For the entire year of 2020, the Fund’s NAV increased by 9.24% vs. an increase of 18.40% for the S&P 500 Index.  Since the beginning of 2021, the Fund has continued to perform well with the NAV rising 5.60% in January vs. a decline of 1.01% by the S&P 500 Index.

We want to alert shareholders to the status of the Fund’s convertible preferred stock which will be redeemed on or before August 19, 2021 at $25 per share.  Please refer to the prospectus which is available on EDGAR for the full details and to the Fund’s website for the latest conversion ratio and the latest nominal and diluted NAV of the common shares (assuming all preferred shares are converted to common shares).  As of the date of this letter the conversion ratio is 1.8999 shares of common stock for each share of preferred, which implies a conversion price of $13.16 per common share.  Since the current price of the common stock is well above $13.16, if the preferred stock were slated to be mandatorily redeemed in the immediate future we would expect almost all preferred shares to be converted to common shares.  Of course, all of these numbers could change between now and August 19th.

Updates on Some Significant Positions

As of December 31, 2020, the Fund held relatively large positions in five closed-end funds with diversified equity portfolios whose shares are trading at double-digit discounts to their NAV.  They are Central Securities (CET), the Fund’s largest investment, General American Investors (GAM), Boulder Growth & Income (BIF), Source Capital (SOR), and Adams Diversified Equity (ADX).  These investments, totaling about $42 million in value, provide broad-based exposure to U.S. equities at a discount.  Central Securities is particularly interesting because approximately 21.4% of its NAV is represented by shares of The Plymouth Rock Company, a well-run private insurance company.  In our opinion, CET values its investment in Plymouth Rock at well below the price an acquirer of the company would pay for it.

In the second half of 2020 the discount on the shares of most business development companies (BDCs) narrowed and performance improved.

Special Opportunities Fund, Inc.

Nevertheless, mergers in the sector continue and we expect that trend to continue as shareholders press managers of small BDCs with poor performance, high cost of capital and expenses, and shares that trade at an inordinately wide discount to consider their strategic options.  The mergers we have seen generally benefit the shareholders of both the target and the acquirer.  In the second half of the year two BDCs whose shares the Fund owned and which had long traded at a wide discount from NAV, merged into larger BDCs.  Garrison Capital merged into Portman Ridge Finance (PTMN) and MVC Capital merged into Barings BDC (BBDC).  In each case, the acquirer was a shareholder-friendly manager and we think both acquirers are likely to increase their dividends over time, which should bode well for a higher stock price and a narrower discount.  Two other better quality BDCs whose shares the Fund owns are Crescent Capital (CCAP) and FSK KKR Capital II (FSKR).  We think the wind is at their backs and we hope to see the discounts continue to shrink on their shares.

The Fund continues to have a position in the illiquid secured and convertible notes issued by Emergent Capital (EMGCQ).  True to its name, Emergent will soon emerge from a pre-packaged bankruptcy, the provisions of which include arranging for the notes to be exchanged for newly issued notes that will be publicly traded in Europe.  In addition, there will be onerous terms for the company, which owns valuable assets, if it does not retire or restructure its debt in the next year or so.  We feel these are positive steps that will hopefully enable us to monetize our notes in 2021.

There is no way to sugarcoat an assessment that Hill International (HIL), a construction management firm that has been under new management since mid-2017, has been a disappointment.  Its stock price has perked up significantly since the election, albeit from a very low base, presumably due to the prospect of increased infrastructure spending under President Biden.  Consequently, we have been taken the opportunity to lighten up.

Another disappointing investment is our 7.625% Series A Cumulative Redeemable Preferred Stock of Brookfield DTLA Fund Office Trust Investor Inc. (DTLA-), the owner of several high-rise office buildings and a shopping mall in downtown Los Angeles.  DTLA has been hurt by the Covid-19 pandemic.  The current stock price of the preferred stock is much less than its liquidating value, i.e., the sum of its face value and accrued dividends and the common stockholders cannot receive any distributions until the accrued dividends are paid.  Andy Dakos and I have seats on DTLA’s board.  As with all commercial real estate companies in urban areas, it is impossible to predict when business will improve but we remain cautiously optimistic that the preferred stock will ultimately be monetized at a premium to the current market price.

The Fund has a significant position in Vertical Capital Income Fund (VCIF) that converted from a non-traded interval fund to a closed-end fund in June 2019.

Special Opportunities Fund, Inc.

VCIF’s portfolio consists entirely of residential mortgage loans.  The trading discount of its shares has narrowed from its widest levels but remains unacceptably wide.  In 2020, we agreed not to conduct another proxy contest for board seats in exchange for adding a trustee we identified who we think can work with the other trustees to determine how to best maximize shareholder value.  VCIF has recently increased its dividend which may make it a more attractive option for investors seeking income.  However, if the discount does not narrow materially in the next few months, we are likely to press for a sizeable liquidity event.

In our last letter, we discussed an activist campaign to enhance the value of our investment in Adams Natural Resources Fund (PEO).  To that end, Bulldog Investors, the Fund’s investment advisor, joined with another investment advisor to conduct a tender offer for PEO shares at a 12% discount.  Because PEO management still declined to take any action, the group commenced a second tender offer.  PEO management finally responded by announcing a self-tender offer for 20% of PEO’s outstanding shares at a 5% discount.  We cancelled our tender offer and sold 63% of our shares in the self-tender offer.

As we mentioned in our previous letter, the Fund was a member of a group that solicited proxies to oppose new management agreements for BrandywineGLOBAL – Global Income Opportunities Fund (BWG) and Western Asset Corporate Loan Fund, two funds managed by Legg Mason, which was recently acquired by Franklin Resources.  That led to a settlement whereby BWG conducted a self-tender offer for 20% of its shares at 99% of NAV and TLI dissolved, thereby eliminating its trading discount.

An unusual activist investment that we discussed in our last letter involved Eagle Growth and Income Opportunities Fund.  On July 13, 2020, Eagle announced that it had monetized its portfolio and would seek to dissolve and distribute its cash to shareholders.  However, because Eagle’s former investment advisor had threatened to sue the Fund, Eagle disclosed that it would hold back a substantial amount of cash until that potential claim was resolved.  That apparently spooked investors fearful of litigation because the stock promptly sold off, presumably because of uncertainty as to how long it might take to resolve the claim and how such a resolution would impact NAV.  From the allegations described in Eagle’s press release and after consulting with legal counsel, we concluded that the claim was meritless and amounted to little more than extortion.  We decided to buy shares of Eagle with the goal of taking an active role to free up the cash reserve.  We initiated a lawsuit that was filed on September 16, 2020 against the former advisor that sought a declaratory judgment that it had no claim against Eagle.  That served as a catalyst for a prompt, but modest, settlement and on November 17th, Eagle announced that it would eliminate the large cash reserve and immediately distribute it to shareholders.  We think it is fair to say our plan to take an activist approach in this case was successful.

Special Opportunities Fund, Inc.

Unless you have been in a coma, you are likely aware of the massive amount of  recent news stories about special purpose acquisition companies (SPACs) a/k/a blank check companies.  To paraphrase an old song by Barbara Mandrell, Bulldog was into SPACs when SPACs weren’t cool.  We have always seen SPACs as virtually riskless investments with some optionality.  That is still the case, but the sector is currently on steroids.  Among other things, the most important change has been the higher quality of sponsors.  SPACs are now widely perceived as providing a more efficient route for a public listing than the tedious IPO process. Almost no SPACs have had to liquidate so the optionality has improved significantly, a trend that has benefitted the Fund.  All in all, it is fair to say that it is hard to find investments with a better risk – reward tradeoff than the current crop of SPACs.  Some unforeseen event may slow down the pace of issuance of new SPACs but for now, the more the merrier because the risk is low that their market price will fall below their IPO price.  Somewhat tangentially, as a result of participating in hundreds of pre-IPO SPAC calls, we have been astonished at how many great private companies there are that would like to be public.  Apparently, the entrepreneurial spirit is still alive and well in America.

There are twenty or so publicly traded closed-end funds that invest in energy-focused master limited partnerships (MLPs).  As a result of the dramatic decline in oil prices, all of them have blown up to one degree or another, although most have bounced back somewhat recently as energy prices have perked up.  Still, all of them trade at double-digit discounts to NAV.  One MLP fund that the Fund owns is Tortoise Power and Energy Infrastructure Fund (TPZ) whose shares trade at a discount of about 20%.  TPZ has adopted a share repurchase plan and that may help to narrow the discount.  We shall see.

Closed-end Fund Activism Update

As we mentioned previously, the Fund owns shares in Dividend and Income Fund (DNI) which is controlled by the notoriously shareholder unfriendly Tom Winmill.  Tom is a man who takes a narrow view of the concept of fiduciary duty.  To entrench his advisory firm, he loaded DNI with a host of formidable anti-takeover provisions, including a share ownership limitation of 4.99%.  His latest ploy was to delist DNI last October so that it would no longer be required to hold annual meetings at which shareholders could vote on proposals or directors.  That move caused the discount of DNI’s shares to explode to its current 33%, a discount that can only be called obscene.  There is talk of a potential lawsuit from shareholders that have suffered from the delisting.  We look forward to further developments.

Meanwhile, as we wrote in our last letter, last May the SEC, which is supposed to protect investors from fund insiders, apparently forgot about that.  Faced with aggressive lobbying from the closed-end fund industry and despite a provision in the Investment Company Act that “every share of stock … issued by a registered management company…shall be a voting stock and have equal voting rights with

Special Opportunities Fund, Inc.

every other outstanding voting stock,” the SEC’s Division of Investment Management announced it would look the other way if a closed-end fund wanted to prohibit a shareholder from voting any shares above a specific percentage of that fund’s outstanding shares.  I urge you to comment about the SEC’s inappropriate decision to allow closed-end funds to violate the ICA.  Please email IMOCC@sec.gov and insert “Control Share Statutes” in the subject line.  In a related development, a lawsuit was filed on January 14, 2021 in the District Court for the Southern District of New York challenging the legality of so-called “control share” limitations on voting by shareholders.  Hopefully, the judge will faithfully apply the law and not be swayed by political considerations or the self-serving implausible arguments of the closed-end fund industry that the SEC properly rejected before it became captive to it.

*  *  *

As always, we remind you that instruction forms for voting proxies for certain closed-end funds held by the Fund are available at http://www.specialopportunitiesfundinc.com/proxy_voting.html.  To be notified directly of such instances, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Chairman

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/2020

Net asset value returns	1 year	5 years	10 years
Special Opportunities Fund, Inc.	9.24%	9.16%	7.56%

Market price returns
Special Opportunities Fund, Inc.	5.00%	10.17%	8.10%

Index returns
S&P 500® Index	18.40%	15.22%	13.88%

Share price as of 12/31/2020
Net asset value			$16.13
Market price			$14.08

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/2020(1) (Unaudited)

	Value	Percent
Investment Companies	$106,676,189	77.80%
Special Purpose Acquisition Vehicles	49,025,982	35.75
Money Market Funds	12,676,162	9.24
Other Common Stocks	8,940,773	6.52
Preferred Stocks	7,958,200	5.80
Warrants	2,152,927	1.57
Convertible Notes	1,939,115	1.42
Senior Secured Notes	1,400,000	1.02
Rights	178,641	0.13
Total Investments	$190,947,989	139.25%
Other Assets in Excess of Liabilities	1,780,105	1.30
Preferred Stock	(55,599,400)	(40.55)
Total Net Assets	$137,128,694	100.00%
(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2020

	Shares	Value
INVESTMENT COMPANIES—77.80%
Closed-End Funds—72.56%
Aberdeen Emerging Markets Equity Income Fund, Inc.	161,825	$1,320,492
Aberdeen Japan Equity Fund, Inc.	114,992	1,086,674
Adams Diversified Equity Fund, Inc.	209,433	3,621,097
Apollo Senior Floating Rate Fund, Inc.	55,257	795,701
Apollo Tactical Income Fund, Inc.	59,597	862,965
ASA Gold and Precious Metals Ltd. (f)	13,645	298,416
Boulder Growth & Income Fund, Inc.	800,980	8,922,917
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	116,321	1,452,849
Central Securities Corp.	364,176	11,886,705
Dividend and Income Fund	350,673	3,945,071
DTF Tax-Free Income, Inc.	51,510	767,499
Eaton Vance Floating-Rate Income Plus Fund	227,862	3,543,254
Eaton Vance Short Duration Diversified Income Fund	21,402	264,529
First Eagle Senior Loan Fund	61,660	861,390
First Trust Senior Floating Rate Income Fund II	13,584	157,846
General American Investors Co., Inc.	287,339	10,686,137
Harvest Capital Credit Corp.	40,974	309,763
Highland Global Allocation Fund/CEF	145,823	952,224
Japan Smaller Capitalization Fund, Inc.	130,053	1,175,679
MFS Investment Grade Municipal Trust	500	4,900
Morgan Stanley Emerging Markets Debt Fund, Inc.	260,259	2,409,998
NexPoint Strategic Opportunities Fund	58,137	611,601
Nuveen Floating Rate Income Fund	118,377	1,034,615
Nuveen Floating Rate Income Opportunity Fund	202,464	1,753,338
Nuveen Short Duration Credit Opportunities Fund	138,702	1,853,059
Pioneer Diversified High Income Trust	99,389	1,446,110
Pioneer Floating Rate Trust	4,542	46,328
Portman Ridge Finance Corp.	373,912	714,172
RMR Mortgage Trust	267,127	2,820,861
Royce Value Trust, Inc.	16,700	269,538
Source Capital, Inc.	171,349	6,838,539
SuRo Capital Corp.	429,034	5,616,055
Taiwan Fund, Inc.	199,247	5,110,686
Templeton Global Income Fund	247,226	1,359,743
The New Ireland Fund, Inc.	146,353	1,519,144

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2020

	Shares	Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
The Swiss Helvetia Fund, Inc.	61,192	$547,057
Tortoise Power and Energy Infrastructure Fund, Inc.	208,356	2,308,585
Vertical Capital Income Fund	310,486	3,055,182
Voya Prime Rate Trust	1,625,365	7,265,382
		99,496,101

Business Development Companies—5.24%
Barings BDC, Inc.	429,081	3,947,542
Crescent Capital BDC, Inc.	131,942	1,922,395
Equus Total Return, Inc. (a)	66,126	142,832
FS KKR Capital Corp. II	71,178	1,167,319
		7,180,088
Total Investment Companies (Cost $97,173,492)		106,676,189

PREFERRED STOCKS—5.80%
Capital Markets—0.52%
B. Riley Financial, Inc., 6.375%	28,000	714,000

Consumer Finance—0.19%
Medallion Financial Corp.	10,258	258,983

Real Estate Investment Trusts—5.09%
Brookfield DTLA Fund Office Trust Investor, Inc.—Series A, 7.625%	171,723	2,469,377
Sachem Capital Corp., 7.125%	60,000	1,510,200
Sachem Capital Corp., 7.750%	120,000	3,005,640
		6,985,217
Total Preferred Stocks (Cost $9,886,896)		7,958,200

OTHER COMMON STOCKS—6.52%
Biotechnology—0.05%
180 Life Sciences Corp. (a)	24,050	65,656

Food & Staples Retailing—0.72%
Village Super Market, Inc.	44,607	984,030

IT Services—0.02%
American Virtual Cloud Technologies, Inc. (a)	3,000	21,600

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2020

	Shares	Value
OTHER COMMON STOCKS—(continued)
Media—0.52%
TEGNA, Inc.	51,059	$712,273

Oil, Gas & Consumable Fuels—1.11%
Texas Pacific Land Trust	2,100	1,526,700

Professional Services—0.84%
Hill International, Inc. (a)	601,505	1,154,890

Real Estate Management & Development—3.14%
Howard Hughes Corp. (a)	12,000	947,160
Indus Realty Trust, Inc.	50,000	3,125,000
Trinity Place Holdings, Inc. (a)	190,851	238,564
		4,310,724

Software—0.12%
Telos Corp. (a)	5,000	164,900
Total Other Common Stocks (Cost $11,113,805)		8,940,773

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—35.75% (a)
Ackrell Spac Partners I Co. Units	84,930	873,930
Altitude Acquisition Corp. Units	67,700	700,695
Amplitude Healthcare Acquisition Corp.	158,800	1,589,588
ArcLight Clean Transition Corp. Units (f)	100,000	1,190,000
Atlas Crest Investment Corp. Units	100,000	1,055,000
BowX Acquisition Corp. Units	80,270	858,889
Capitol Investment Corp. V Units	165,000	1,699,500
CC Neuberger Principal Holdings II Units (f)	104,700	1,041,765
Cerberus Telecom Acquisition Corp. Units (f)	165,020	1,759,113
CF Finance Acquisition Corp. III Units	50,000	536,500
CHP Merger Corp.	100,000	1,026,000
Churchill Capital Corp. II Units	1	11
Churchill Capital Corp. IV	200,000	2,002,000
Churchill Capital Corp. V Units	105,731	1,110,175
Corner Growth Acquisition Corp. Units (f)	100,000	1,045,000
DFP Healthcare Acquisitions Corp.	216,600	2,339,280
Dune Acquisition Corp. Units	38,600	395,650
E.Merge Technology Acquisition Corp. Units	80,000	852,800
EdtechX Holdings Acquisition Corp. II Units	111,000	1,145,520

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2020

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
FG New America Acquisition Corp. Units	1	$11
FG New America Acquisition Corp.	238,734	2,430,312
Fintech Acquisition Corp. V Units	100,000	1,067,000
Fusion Acquisition Corp.	50,000	565,000
GO Acquisition Corp. Units	151,000	1,605,130
Golden Falcon Acquisition Corp. Units	25,000	260,000
Healthcare Services Acquisition Corp. Units	100,000	1,022,000
Holicity, Inc. Units	25,000	259,718
IG Acquisition Corp. Units	176,346	1,906,300
Juniper Industrial Holdings, Inc.	166,150	1,779,467
Landcadia Holdings III, Inc. Units	209,554	2,340,718
Lionheart Acquisition Corp. II Units	50,595	526,694
Mudrick Capital Acquisition Corp. II Units	207,800	2,142,418
Oaktree Acquisition Corp. II Units (f)	100,000	1,071,000
Roman DBDR Tech Acquisition Corp.	75,000	758,250
SC Health Corp. (f)	45,714	468,569
Seaport Global Acquisition Corp.	117,500	1,177,350
Spartacus Acquisition Corp.	185,140	1,862,508
TS Innovation Acquisitions Corp. Units	70,000	737,800
Ventoux CCM Acquisition Corp. Units	24,428	251,608
VPC Impact Acquisition Holdings (f)	175,000	1,764,000
Yellowstone Acquisition Co. Units	190,020	2,023,713
Yucaipa Acquisition Corp. Units (f)	175,000	1,785,000
Total Special Purpose Acquisition Vehicles (Cost $46,076,505)		49,025,982

	Principal
	Amount
CONVERTIBLE NOTES—1.42%
Emergent Capital, Inc. (b)(g)
5.000%, 02/15/2023	$3,206,898	1,939,115
Total Convertible Notes (Cost $3,121,036)		1,939,115

SENIOR SECURED NOTES—1.02%
Emergent Capital, Inc. (b)(c)(e)
8.500%, 07/28/2021	1,600,000	1,400,000
Total Senior Secured Notes (Cost $1,600,000)		1,400,000

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2020

	Shares	Value
WARRANTS—1.57% (a)
Agba Acquisition Ltd.
Expiration: May 2024
Exercise Price: $11.50 (f)	51,750	$25,870
Alberton Acquisition Corp.
Expiration: November 2023
Exercise Price: $11.50 (f)	70,000	83,993
American Virtual Cloud Technologies, Inc.
Expiration: April 2025
Exercise Price: $11.50	19,254	9,049
Amplitude Healthcare Acquisition Corp.
Expiration: December 2026
Exercise Price: $11.50	15,000	21,750
Andina Acquisition Corp. III
Expiration: March 2024
Exercise Price: $11.50 (f)	120,950	96,276
CHP Merger Corp.
Expiration: November 2024
Exercise Price: $11.50	50,000	65,000
Churchill Capital Corp. II
Expiration: July 2024
Exercise Price: $11.50	29,554	58,221
Churchill Capital Corp. IV
Expiration: September 2025
Exercise Price: $11.50	40,000	60,800
D8 Holdings Corp.
Expiration: August 2027
Exercise Price: $11.50 (f)	46,325	48,641
DFP Healthcare Acquisitions Corp.
Expiration: April 2025
Exercise Price: $11.50	54,150	105,593
Emergent Capital, Inc.
Expiration: July 2025
Exercise Price: $0.00 (c)(e)	640,000	0
FG New America Acquisition Corp.
Expiration: August 2027
Exercise Price: $11.50	119,367	173,070
Forum Merger III Corp.
Expiration: August 2027
Exercise Price: $11.50	26,260	91,385

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2020

	Shares	Value
WARRANTS—(continued)
Galileo Acquisition Corp.
Expiration: October 2026
Exercise Price: $11.50 (f)	187,412	$157,426
GigCapital2, Inc.
Expiration: July 2024
Exercise Price: $11.50	97,382	190,869
GigCapital3, Inc.
Expiration: July 2025
Exercise Price: $11.50	71,457	249,385
Gores Holdings IV, Inc.
Expiration: January 2025
Exercise Price: $11.50	32,925	136,639
International General Insurance Holdings Ltd.
Expiration: March 2025
Exercise Price: $11.50 (f)	113,800	89,902
Juniper Industrial Holdings, Inc.
Expiration: November 2026
Exercise Price: $11.50	83,075	152,858
Roman DBDR Tech Acquisition Corp.
Expiration: October 2025
Exercise Price: $11.50	37,500	45,694
Seaport Global Acquisition Corp.
Expiration: December 2025
Exercise Price: $11.50	88,125	89,703
Spartacus Acquisition Corp.
Expiration: October 2027
Exercise Price: $11.50	92,570	103,678
VPC Impact Acquisition Holdings
Expiration: October 2027
Exercise Price: $11.50 (f)	87,500	97,125
Total Warrants (Cost $1,255,107)		2,152,927

RIGHTS—0.13% (a)
Agba Acquisition Ltd. (f)	51,750	17,699
Alberton Acquisition Corp. (Expiration: April 26, 2021) (f)	70,000	52,087
Andina Acquisition Corp. III (Expiration: January 31, 2021) (f)	120,950	45,961
GigCapital2, Inc. (Expiration: March 10, 2021)	152,250	62,894
Total Rights (Cost $78,824)		178,641

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2020

	Shares	Value
MONEY MARKET FUNDS—9.24%
Fidelity Institutional Government Portfolio—Class I, 0.010% (d)	6,338,081	$6,338,081
STIT-Treasury Portfolio—Institutional Class, 0.010% (d)	6,338,081	6,338,081
Total Money Market Funds (Cost $12,676,162)		12,676,162
Total Investments (Cost $182,981,827)—139.25%		190,947,989
Other Assets in Excess of Liabilities—1.30%		1,780,105
Preferred Stock—(40.55)%		(55,599,400)
TOTAL NET ASSETS—100.00%		$137,128,694

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at December 31, 2020.
(c)	Fair valued securities. The total market value of these securities was $1,400,000, representing 1.02% of net assets. Value determined using significant unobservable inputs.
(d)	The rate shown represents the seven-day yield at December 31, 2020.
(e)	Illiquid securities. The total market value of these securities was $1,400,000, representing 1.02% of net assets.
(f)	Foreign-issued security.
(g)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $1,939,115, represents 1.42% of net assets.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2020

Assets:
Investments, at value (Cost $182,981,827)	$190,947,989
Receivables:
Investments sold	1,065,099
Dividends and interest	1,137,394
Other assets	24,068
Total assets	193,174,550

Liabilities:
Preferred dividends accrued not yet declared	53,314
Payables:
Investments purchased	74,346
Advisory fees	163,973
Administration fees	18,224
Chief Compliance Officer fees	5,495
Director fees	11,245
Fund accounting fees	7,270
Custody fees	3,320
Transfer Agent fees	1,876
Legal fees	21,407
Audit fees	52,498
Reports and notices to shareholders	15,406
Accrued expenses and other liabilities	18,082
Total liabilities	446,456

Preferred Stock:
3.50% Convertible Preferred Stock – $0.001 par value, $25 liquidation value per share;
2,223,976 shares outstanding
Total preferred stock	55,599,400
Net assets applicable to common shareholders	$137,128,694

Net assets applicable to common shareholders:
Common stock – $0.001 par value per common share; 199,995,800 shares authorized;
8,500,968 shares issued and outstanding, 14,343,863 shares held in treasury	$349,285,086
Cost of shares held in treasury	(220,518,502)
Total distributable earnings (deficit)	8,362,110
Net assets applicable to common shareholders	$137,128,694
Net asset value per common share ($137,128,694 applicable to
8,500,968 common shares outstanding)	$16.13

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the year ended
December 31, 2020
Investment income:
Dividends	$4,388,193
Interest	376,960
Total investment income	4,765,153

Expenses:
Investment advisory fees	1,720,950
Directors’ fees and expenses	195,854
Administration fees and expenses	106,741
Legal fees and expenses	73,419
Stock exchange listing fees	60,264
Compliance fees and expenses	58,916
Audit fees	52,504
Reports and notices to shareholders	43,077
Accounting fees and expenses	41,636
Insurance fees	29,600
Transfer agency fees and expenses	22,658
Custody fees and expenses	19,461
Dividends on short positions	4,923
Other expenses	56,188
Net expenses	2,486,191
Net investment income	2,278,962

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	5,933,967
Short transactions	(393,778)
Distributions received from investment companies	1,473,382
Net realized gain	7,013,571
Change in net unrealized appreciation on:
Investments	2,866,864
Net realized and unrealized gains from investment activities	9,880,435
Increase in net assets resulting from operations	12,159,397
Distributions to preferred stockholders	(1,945,979)
Net increase in net assets applicable to common shareholders resulting from operations	$10,213,418

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the year ended
December 31, 2020
Cash flows from operating activities:
Increase in net assets from operations	$12,159,397
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(143,838,298)
Proceeds from sales of investments	139,615,135
Net purchases and sales of short-term investments	7,559,876
Return of capital distributions received from underlying investments	7,331,999
Proceeds from corporate actions	1,326,445
Accretion of discount	(34,248)
Increase in dividends and interest receivable	(442,330)
Increase in receivable for investments sold	(1,044,732)
Decrease in other assets	321
Proceeds from securities sold short	1,528,151
Purchases to cover securities sold short	(1,921,929)
Decrease in payable for investments purchased	(2,318,103)
Increase in payable to Adviser	(1,773)
Increase in accrued expenses and other liabilities	22,213
Net distributions received from investment companies	1,473,382
Net realized gains from investments and foreign currency translations	(7,407,349)
Net realized losses from short transactions	393,778
Net change in unrealized appreciation of investments	(2,866,864)
Net cash provided by operating activities	11,535,071

Cash flows from financing activities:
Distributions paid to common shareholders	(9,589,092)
Distributions paid to preferred shareholders	(1,945,979)
Net cash used in financing activities	(11,535,071)
Net change in cash	$—

Cash:
Beginning of year	—
End of year	$—

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2020	December 31, 2019
From operations:
Net investment income	$2,278,962	$2,627,371
Net realized gain (loss) from:
Investments	5,933,967	10,864,902
Short transactions	(393,778)	—
Foreign currency translations	—	(94,654)
Distributions received from investment companies	1,473,382	2,145,316
Net change in unrealized appreciation on:
Investments	2,866,864	13,635,518
Foreign currency translations	—	53,116
Net increase in net assets resulting from operations	12,159,397	29,231,569

Distributions paid to preferred shareholders:
Net dividends and distributions	(1,945,979)	(1,945,979)
Total dividends and distributions paid to preferred shareholders	(1,945,979)	(1,945,979)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	10,213,418	27,285,590

Distributions paid to common shareholders:
Net dividends and distributions	(9,589,092)	(7,954,271)
Total dividends and distributions paid to common shareholders	(9,589,092)	(7,954,271)
Net increase (decrease) in net assets applicable
to common shareholders	624,326	19,331,319

Net assets applicable to common shareholders:
Beginning of year	136,504,368	117,173,049
End of year	$137,128,694	$136,504,368

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year
Net investment income (loss)(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income
Net realized gains from investment activities
Net Increase in net assets attributable to common stockholders resulting form operations
Dividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Return of capital
Total dividends and distributions paid to common shareholders
Anti-Dilutive effect of Common Share Repurchase
Net asset value, end of year
Market value, end of year
Total net asset value return(2)
Total market price return(3)
Ratio to average net assets attributable to common shares:
Ratio of expenses to average assets(4)
Ratio of net investment income to average net assets(1)
Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)
Liquidation value of preferred stock (000’s)
Portfolio turnover
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of year

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2020	2019	2018	2017	2016
$16.06	$13.78	$16.70	$15.56	$15.11
0.59	0.31	(0.18)	0.44	0.63
0.84	3.13	(1.06)	2.26	0.64
1.43	3.44	(1.24)	2.70	1.27

(0.21)	(0.05)	(0.08)	(0.10)	(0.06)
(0.02)	(0.18)	(0.15)	(0.13)	(0.02)
1.20	3.21	(1.47)	2.47	1.19

(0.65)	(0.20)	(0.26)	(0.33)	(0.58)
(0.48)	(0.73)	(1.15)	(1.00)	(0.23)
—	—	(0.04)	—	—
(1.13)	(0.93)	(1.45)	(1.33)	(0.81)
—	—	—	0.00 (5)	0.07
$16.13	$16.06	$13.78	$16.70	$15.56
$14.08	$14.73	$11.84	$14.88	$13.65
9.24%	23.72%	-8.79%	15.93%	8.45%
5.00%	32.93%	-10.55%	18.71%	9.51%

2.13%	1.99%	1.92%	1.92%	1.75%
1.96%	2.01%	0.27%	2.45%	3.61%

$137,129	$136,504	$117,173	$141,946	$132,367
$55,599	$55,599	$55,599	$55,599	$55,599
85%	75%	66%	59%	49%

2,223,976	2,223,976	2,223,976	2,223,976	2,223,976
$87	$86	$78	$89	$85

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements

reviewed in order to make a good faith determination of a security’s fair value.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the

Special Opportunities Fund, Inc.

Notes to financial statements

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 28.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

Special Opportunities Fund, Inc.

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)*	Total
Investment Companies
Closed-End Funds	$99,496,101	$—	$—	$99,496,101
Business Development
Companies	7,180,088	—	—	7,180,088
Preferred Stocks
Capital Markets	714,000	—	—	714,000
Consumer Finance	258,983	—	—	258,983
Real Estate Investment Trusts	6,985,217	—	—	6,985,217
Other Common Stocks
Biotechnology	65,656	—	—	65,656
Food & Staples Retailing	984,030	—	—	984,030
IT Services	21,600	—	—	21,600
Media	712,273	—	—	712,273
Oil, Gas & Consumable Fuels	1,526,700	—	—	1,526,700
Professional Services	1,154,890	—	—	1,154,890
Real Estate
Management & Development	4,310,724	—	—	4,310,724
Software	164,900	—	—	164,900
Special Purpose
Acquisition Vehicles	49,025,982	—	—	49,025,982
Convertible Notes	—	1,939,115	—	1,939,115
Senior Secured Notes	—	—	1,400,000	1,400,000
Warrants	2,152,927	—	0	2,152,927
Rights	178,641	—	—	178,641
Money Market Funds	12,676,162	—	—	12,676,162
Total	$187,608,874	$1,939,115	$1,400,000	$190,947,989

*	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements

The fair value of derivative instruments as reported within the Schedule of Investments as of December 31, 2020:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$2,152,927

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain on Derivatives Recognized in Income

Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Gain	$2,229,565
	on Investments

Change in Unrealized Appreciation on Derivatives Recognized in Income

Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized	$1,070,542
	appreciation of investments

The average monthly share amount of warrants during the period was 2,856,338. The average monthly market value of warrants during the period was $1,331,035.

Special Opportunities Fund, Inc.

Notes to financial statements

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Liquidating	Senior
Category	Trusts	Secured Notes	Warrants
Balance as of 12/31/2019	$98,945	$1,400,000	$0
Acquisitions	—	—	—
Dispositions	(20,719)	—	—
Transfers into (out of) Level 3	—	—	—
Corporate Actions	(43,870)	—	—
Realized Gain (Loss)	(1,369,876)	—	—
Change in unrealized
appreciation (depreciation)	1,335,520	—	—
Balance as of 12/31/2020	$—	$1,400,000	$0
Change in unrealized
appreciation (depreciation) during
the period for Level 3 investments
held at December 31, 2020	$—	$—	$—

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020:

	Fair Value	Valuation	Unobservable		Impact to valuation
Category	12/31/2020	Methodologies	Inputs	Range	from an increase to input
Senior	$1,400,000	Company-Specific	Terms of the	$87.50	Significant changes in
Secured		Information	Note/ Financial		company financials, changes
Notes			Assessments/		to the terms of the notes
			Company		or changes to the general
			Announcements		business conditions
impacting the companies
business may result in
changes to the fair
value of the security
Warrants	0	Last Traded Price	Market	0.00	Significant changes in
			Assessments		market conditions could
result in direct and
proportional changes in the
fair value of the security

Special Opportunities Fund, Inc.

Notes to financial statements

Fund Investment Objective and Policies

The Fund investment objective is total return.  The investment objective is not fundamental and may be changed by the Board with 60 days’ notice to stockholders.  To achieve the objective, the Fund invests primarily in securities the Adviser believes have opportunities for appreciation.  The Fund may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy, liquidations and tender offers.  In addition, the Fund may employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress when the Advisor perceives a mispricing.  Furthermore, the Fund may invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities, including long and short positions in securities involved in an announced merger or acquisition.  Securities which the Adviser identifies include closed-end investment companies with opportunities for appreciation, including funds that trade at a market price discount from their NAV.  In addition to the foregoing, the Adviser seeks out other opportunities in the market that have attractive risk reward characteristics for the Fund.

The Fund intends its investment portfolio, under normal market conditions, to consist principally of investments in other closed-end investment companies and the securities of large, mid and small-capitalization companies, including potentially direct and indirect investments in the securities of foreign companies.  Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, other closed-end investment companies and exchange-traded funds. The Fund may, however, invest a portion of its assets in debt securities or other investment opportunities when the Adviser believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, the Fund’s investment adviser may determine to invest in debt or preferred securities including bank, corporate or government bonds, notes, and debentures that the Adviser determines are suitable investments for the Fund.  Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The Fund may, from time to time, engage in short sales of securities for investment or for hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The Fund may sell short individual stocks, baskets of

Special Opportunities Fund, Inc.

Notes to financial statements

individual stocks and ETFs that the Fund expects to underperform other stocks which the Fund holds.  For hedging purposes, the Fund may purchase or sell short future contracts on global equity indexes.

The Fund may invest, without limitation, in the securities of closed-end funds, provided that, in accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will limit any such investment to no more than 3% of the voting stock of such fund and will vote such shares as provided in such Section as set forth below.

To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested may vote, the Adviser will direct  such shares to be voted in the same proportion as shares held by all other stockholders of such closed-end investment company (i.e., “mirror vote”) or seek instructions from the Fund’s stockholders with regard to the voting on such matter.  If the Adviser deems it appropriate to seek instructions from Fund stockholders, the Fund will vote such proxies as instructed by stockholders. Fund stockholders are informed of such proxy votes on the Fund’s website and by email, if so requested, and they may provide proxy voting instructions by email.  The Fund will vote its shares of such closed-end fund as determined by a plurality of the proxy voting instructions received.  In a letter dated August 11, 2020 discussing the results of its 2018 compliance examination, the staff of the New York regional office of the SEC’s Office of Compliance Inspections and Examinations opined that the Fund “does not in certain cases meet the requirements of the exception set forth in Section 12(d)(1)(E)(iii) of the 1940 Act because in connection with seeking instructions from Fund shareholders with regard to voting certain proxies on behalf of the Fund, the Fund votes such proxies as determined by a majority of the shares owned by those Fund shareholders who provide proxy voting instructions.”  Given that no clear guidance exists prohibiting the Fund’s proxy voting procedure and the practical inability to split its proxy votes, the Fund believes its proxy voting procedure is in compliance with such Section.

The ETFs and other closed-end investment companies in which the Fund invests may invest in common stocks and may invest in fixed income securities.  As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

The Fund’s management utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing

Special Opportunities Fund, Inc.

Notes to financial statements

financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by the Fund’s investment adviser with respect to the Fund’s portfolio.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market.  From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objective.

The Fund’s investment adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program.  Many of the considerations entering into the Fund’s investment adviser’s recommendations and the portfolio manager’s decisions are subjective.

Fundamental Investment Restrictions

The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.  If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund’s investment policies.  The Fund may not:

(1)  issue senior securities (including borrowing money from banks and other entities and thorough reverse repurchase agreements), except (a) the Fund may

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borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

The following interpretation applies to, but is not a part of, fundamental limitation (1):

Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.”  When the assets and revenues of an agency authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.  However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.  This restriction does not limit the percentage of the Fund’s assets that may be invested in Municipal Obligations insured by any given insurer.

(2)  purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3)  make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investment in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(4)  engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

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(5)  purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)  purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Principal Risks Factors Related to The Fund’s Investments

Other Closed-End Investment Company Securities:  The Fund invests in the securities of other closed-end investment companies.  Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees.  There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Closed-end investment companies are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.  To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company.  The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock.  As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

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Special Purpose Acquisition Companies.  The Fund may invest in units, stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally deposits substantially all of the cash raised in its IPO (less a specified amount  to cover operating expenses) in a bank trust account which is generally invested in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. In addition, just prior to completion of an acquisition, shareholders of the SPAC can redeem their shares for a pro rata share of the value of the trust account.  Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities can vary on the perceived likelihood of management to identify and complete a profitable acquisition. However, until a SPAC is liquidated or completes an acquisition, its common stock is unlikely to fall substantially below the per share value of the trust account.  If an acquisition is completed, the former SPAC’s shares and other securities will take on the same risks as an equivalent investment in the acquired company.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Short sales.  The Fund is authorized to make short sales. The Fund effects a short sale by borrowing and selling a security it does not own in anticipation of a decline in the value of the security or to hedge against the decline of a security the Fund owns. Short sales carry risks of loss if the price of the security sold short increases after the short sale. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Common Stocks.  The Fund invests in common stocks.  Common stocks represent an ownership interest in a company.  The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock).  Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.  Therefore, the value of your investment in the Fund may sometimes decrease instead of increase.  Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur.  In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers.  Because convertible securities can be converted into equity securities, their values will normally increase or decrease as

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the values of the underlying equity securities increase or decrease.  The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds.  The Fund may invest in exchange-traded funds, which are investment companies that, in general, aim to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.  There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.

Fixed Income Securities, including Non-Investment Grade Securities.  The Fund may invest in fixed income securities, also referred to as debt securities.  Fixed income securities are subject to credit risk and market risk.  Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations.  Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.  The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.”  Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss.  Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities.  Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.  In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value.

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Corporate Bonds, Government Debt Securities and Other Debt Securities:  The Fund may invest in corporate bonds, debentures and other debt securities.  Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers.  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities.  Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.  The Fund may also invest in securities denominated in currencies of emerging market countries.  Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.  A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default.  Some of these risks do not apply to issuers in large, more developed countries.  These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Short Sale Risk:  When a cash dividend is declared on a security in which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.

Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

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Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating a possible loss.  Short selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

The requirements of the 1940 Act and Internal Revenue Code of 1986, as amended (the “Code”) provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its managed assets.

Small and Medium Cap Company Risk:  Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.  Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories.  Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s investment adviser believes appropriate, and offer greater potential for gains and losses.

Foreign Securities:  The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts (“ADRs”)), ETFs and other closed-end investment companies that represent indirect interests in securities of foreign issuers.  The Fund is not limited in the amount of assets it may invest in such foreign securities.  These investments involve certain risks not generally associated with investments in the securities of U.S. issuers, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability.  These risks could result in the Fund’s investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding and confiscatory taxes), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S.  As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade

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on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company.  Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Payment for securities before delivery may be required.  In addition, with respect to certain foreign countries, including those with emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries.  For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depositary receipts (“IDRs”) and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.  However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid.  Less information is normally available on unsponsored receipts.

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Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.  As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities:  The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.  Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.  Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.  In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

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Preferred Stocks:  The Fund may invest in preferred stocks.  Preferred stock, like common stock, represents an equity ownership in an issuer.  Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights.  Preferred stock in some instances is convertible into common stock.  Although they are equity securities, preferred stocks have characteristics of both debt and common stock.  Like debt, their promised income is contractually fixed.  Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.  Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable.  Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue.  There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable.  The Fund may invest in non-cumulative preferred stock, although the Fund’s investment adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance.  The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock.  They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend

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paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.  In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective.  The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Fund’s investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on

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the right to acquire the underlying common stock while holding a fixed income security.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties.  Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.  Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.  Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

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Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investments in REITs may include an additional risk to stockholders.  Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.  In part because REIT distributions often include a nontaxable return of capital, trust distributions to stockholders may also include a nontaxable return of capital.  Stockholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero.  To the extent the distribution exceeds a stockholder’s basis in the Fund’s common shares such stockholder will generally recognize a capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs other than its concentration policy which limits its investments in REITs to no more than 25% of its assets.

Issuer Risk:  The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Currency Risk:  Although the Fund will report its NAV and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar.  Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and NAV.  For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s NAV may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange.  Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected.  Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline.  When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise.  Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Defensive Positions:  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.  The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Special Opportunities Fund, Inc.

Notes to financial statements

Risk Characteristics of Options and Futures:  Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, the Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of the Fund’s common stock holdings.

Securities Lending Risk:  Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund would not have the right to vote any securities having voting rights during the existence of the loan.

Discount Risk:  Historically, the shares of the Fund, as well as those of other closed-end investment companies, have frequently traded at a discount to their NAV. Any premium or discount to NAV often fluctuates over time. See “Price Range of Common Stock.”

Other Risks:  In addition to the risks detailed above, the Fund also has investments in auction rate preferred securities, business development companies, special purpose acquisition vehicles, liquidation claims, warrants and rights.  All of these other investments can subject the Fund to various risks. Any of these investments could have an adverse effect on the Fund’s ability to achieve its investment objective.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Special Opportunities Fund, Inc.

Notes to financial statements

Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—On March 4, 2019, the Fund received authorization from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. In January 2020, the Fund began to make monthly distributions to common stockholders at an annual rate of 7%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 3.50% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Note 2
Related party transactions
Bulldog Investors, LLP serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC

Special Opportunities Fund, Inc.

Notes to financial statements

changed its name to Bulldog Investors, LLP.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2020, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $45,000, paid pro rata, quarterly plus $5,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman receive $5,000, and the Corporate Governance Committee Chairman receive $3,000.  Effective April 1, 2020, the Fund’s Chief Compliance Officer (“CCO”) receives annual compensation in the amount of $54,000.  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
At December 31, 2020, 2,223,976 shares of 3.50% Convertible Preferred Stock were outstanding. The holders of Convertible Preferred Stock may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $13.346 per share of common stock (which is a current ratio of 1.8732 shares of common stock for each share of Convertible Preferred Stock held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, August 19,

Special Opportunities Fund, Inc.

Notes to financial statements

2021, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, the market price of the common stock is equal to or greater than $16.35 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $13.346 per share of common stock (which is a current ratio of 1.8732 shares of common stock for each share of Convertible Preferred Stock held), subject to adjustment upon the occurrence of certain events.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 4
Purchases and sales of securities
For the year ended December 31, 2020, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $143,838,298 and $139,615,135, respectively.  The Fund did not purchase or sell U.S. government securities during the year ended December 31, 2020.

Note 5
Capital share transactions
During the years ended December 31, 2020, 2019 and 2018 there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2017, the Fund purchased 7,582 shares of its capital stock in the open market at a cost of $118,039. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 10.44%.

During the year ended December 31, 2016, the Fund purchased 362,902 shares of its capital stock in the open market at a cost of $4,661,968. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.50%.

The Fund announced on September 21, 2016 that it was offering to purchase up to 1.15 million common shares of the Fund at 97% of the net asset value (NAV) per common share with the right to purchase up to an additional 2% of the outstanding shares. The offer expired October 21, 2016 and because the number of shares tendered exceeded the amount offered to be purchased, the proration was 17.98%.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Special Opportunities Fund, Inc.

Notes to financial statements

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2020	December 31, 2019
Ordinary income	$5,545,452	$2,868,971
Long-term capital gains	4,043,640	5,085,300
Total distributions paid	$9,589,092	$7,954,271

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2020	December 31, 2019
Ordinary income	$1,752,940	$701,882
Long-term capital gains	193,039	1,244,097
Total distributions paid	$1,945,979	$1,945,979

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2020.

The following information is presented on an income tax basis as of December 31, 2020:

Tax cost of investments	$184,031,369
Unrealized appreciation	18,597,142
Unrealized depreciation	(11,680,522)
Net unrealized appreciation	6,916,620
Undistributed ordinary income	—
Undistributed long-term gains	1,548,478
Total distributable earnings	1,548,478
Other accumulated/gains losses and other temporary differences	—
Total accumulated gains	$8,362,110

There were no reclassifications made between total distributable earnings and paid-in capital.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2020, the Fund had no post October losses.

At December 31, 2020, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to

Special Opportunities Fund, Inc.

Notes to financial statements

uncertain tax positions taken on returns filed for open tax years (2017-2019), or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7
Recent Market Events
U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic; which has resulted in related public health issues, growth concerns in the U.S. and overseas, temporary and permanent layoffs in the private sector, rising unemployment claims, and reduced consumer spending, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Fund’s investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Note 8
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available on the Fund’s website. Please see the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Special Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc.,  including the portfolio of investments, as of December 31, 2020, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2020, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2009.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2021

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 17, 2020

The Fund held an annual meeting of shareholders on December 17, 2020 to vote on the following matters:

(1) (a) To elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2021 and until their successors have been duly elected and qualified; and

(b) To elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2021 and until their successors have been duly elected and qualified; and

Proxy results – Common Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 20, 2020) was necessary to constitute a quorum for the transaction of business. At the Meeting, the holders of approximately 85.69% of the common stock outstanding as of the record date were represented in person or by proxy (7,284,387 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
6,981,185	95.84%	82.12%	303,202

Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
6,981,535	95.84%	82.13%	302,852

Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
7,188,143	98.68%	84.56%	96,244

Special Opportunities Fund, Inc.

General information (unaudited)

Proposal to elect Ben Harris as a director:
FOR	% of Quorum	% of O/S	WITHHELD
7,187,722	98.67%	84.55%	96,665

Proxy results – Preferred Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 20, 2020) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 94.25% of the preferred stock outstanding as of the record date were represented in person or by proxy (2,096,137 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect Phillip Goldstein as a director:
FOR	% of Quorum	% of O/S	WITHHELD
2,057,490	98.16%	92.51%	38,647

Proposal to elect Marc Lunder as a director:
FOR	% of Quorum	% of O/S	WITHHELD
2,057,490	98.16%	92.51%	38,647

Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
2,057,822	98.17%	92.53%	38,315

Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
2,057,490	98.16%	92.51%	38,647

Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
2,057,822	98.17%	92.53%	38,315

Proposal to elect Ben Harris as a director:
FOR	% of Quorum	% of O/S	WITHHELD
2,057,822	98.17%	92.53%	38,315

O/S – outstanding shares

Special Opportunities Fund, Inc.

General information (unaudited)

Tax information
The Fund designated 8.96% of its ordinary income distribution for the year ended December 31, 2020, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2020, 7.36% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 37.48% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s Web site at http://www.sec.gov.  Additionally, you may obtain copies of Forms N-PORT from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2020.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Partner of the Adviser since	1	Director, Brookfield
(54)	as of	Since	2009; Principal of the former		DTLA Fund Office
	October	2009	general partner of several		Trust Investor, Inc.;
	2009.		private investment partnerships		Trustee, Crossroads
			in the Bulldog Investors group		Liquidating Trust
			of private funds.		(until 2020);
Trustee, High
Income Securities
Fund; Chairman,
Swiss Helvetia
Fund, Inc.; Director,
Emergent Capital,
Inc. (until 2017).

Phillip Goldstein***	Chairman	1 year;	Partner of the Adviser since	1	Chairman, Mexico
(76)	and	Since	2009; Principal of the former		Equity and Income
	Secretary	2009	general partner of several		Fund, Inc.; Director,
	as of		private investment partnerships		MVC Capital, Inc.
	October		in the Bulldog Investors group		(until 2020);
	2009.		of private funds.		Director, Brookfield
DTLA Fund Office
Trust Investor, Inc.;
Trustee, Crossroads
Liquidating Trust
(until 2020);
Chairman, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

INDEPENDENT DIRECTORS

Gerald Hellerman	—	1 year;	Managing Director of Hellerman	1	Director, Mexico
(83)		Since	Associates (a financial and		Equity and Income
		2009	corporate consulting firm) since		Fund, Inc.; Director,
			1993 (which terminated activities		MVC Capital, Inc.
			as of December, 31, 2013).		(until 2020);
Trustee, Crossroads
Liquidating Trust
(until 2020);
Trustee, Fiera
Capital Series Trust;
Trustee, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.;
Director, Emergent
Capital, Inc.
(until 2017);
Director, Ironsides
Partners Opportunity
Offshore Fund Ltd.
(until 2016).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(57)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Chief Executive Officer of	1	Trustee,
(52)		Since	Hormel Harris Investments, LLC;		High Income
		2009	Principal of NBC Bancshares, LLC;		Securities Fund.
Chief Executive Officer of Crossroads
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(76)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of three
funds and one
variable series trust)
(until 2019).

OFFICERS

Andrew Dakos***	President	1 year;	Partner of the Adviser since	n/a	n/a
(54)	as of	Since	2009; Principal of the former
	October	2009	general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser.	n/a	n/a
(52)	President	Since
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Partner of the Adviser	n/a	n/a
(76)	and	Since	since 2009; Principal of the
	Secretary	2009	former general partner of
	as of		several private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(50)	Compliance	Since	Compliance Officer of
	Officer	2020	Bulldog Investors, LLP;
	as of		Chief Compliance Officer –
	April		High Income Securities Fund,
	2020.		Swiss Helvetia Fund, and
Mexico Equity and Income
Fund; Principal, the Law
Office of Stephanie Darling;
Editor-In-Chief, the
Investment Lawyer.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(50)	Financial	Since	of the Adviser.
	Officer	2014
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and their positions as officers of the Fund.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its telephonic meeting held in accordance with SEC Release No. 33897, on September 10, 2020, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”) met to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Bulldog Investors, LLP (the “Adviser”). The Independent Directors (as defined below) held a telephonic executive session on September 3, 2020 (the “September 3, 2020 Meeting”) to review materials related to the renewal of the Advisory Agreement. The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), in reviewing advisory contracts. Based on their evaluation of the information provided, the Directors, by a unanimous vote (including a separate vote of the Directors who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Directors”)), approved the continuation of the Advisory Agreement for an additional one-year term.

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Independent Directors reviewed and analyzed various factors that they determined were relevant, including (a) the nature, extent, and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund assets managed by the Adviser; (c) the cost of the services to be provided and the profits to be realized by the Adviser from its relationship with the Fund; (d) the extent to which economies of scale (if any) would be realized as the Fund grows; and (e) fee comparisons of the advisory services and fees similar to those of the Investment Adviser. The Directors who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Directors”) evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel.  No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement. Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

The materials which had been prepared by the Adviser in response to a questionnaire (known as a “15(c) questionnaire”) provided Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act, distributed to the Directors and reviewed by the Independent Directors together with counsel at the September 3, 2020 Meeting included, among other things, information regarding: (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) the experience and responsibilities of

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

key personnel at the Adviser; (d) the risk management policies and procedures adopted by the Adviser; (e) the investment performance of the Fund as compared to peer and/or comparable funds; (f) the Adviser’s policy with respect to selection of broker-dealers and allocation of portfolio transactions; (g) fees of the Fund as compared to peer and/or comparable funds; (h) the profitability to the Adviser derived from its relationship to the Fund; (i) the Adviser’s compliance program and  chief compliance officer; (j) the Adviser’s policy with respect to proxy voting; (k) affiliates and possible conflicts; and (l) other material factors affecting the Adviser.

The Independent Directors and Messrs. Dakos and Goldstein reviewed the Adviser’s financial information and discussed the profitability of the Adviser as it relates to advising the Fund. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

The Independent Directors and Ms. Darling then assessed the overall quality of services provided to the Fund. The Independent Directors considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Independent Directors noted the unique investment strategy of the Fund and the knowledge and expertise required by the Adviser’s personnel. The Independent Directors also considered the operational strength of the Adviser. The Independent Directors considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors then reviewed the Bulldog Investors, LLP organizational chart as well as the affiliated entity organizational chart. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure necessary to performing its duties under the Investment Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that the Adviser (a) was able to retain quality personnel, (b) exhibited a high level of diligence and attention to detail in carrying out its

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

responsibilities under the Investment Advisory Agreement, (c) was very responsive to the requests of the Independent Directors and the Fund’s CCO, (d) had consistently kept the Board apprised of developments related to the Fund and the industry in general and (e) continued to demonstrate the ability to grow the Fund over time via investment returns.

The Independent Directors discussed the performance of the Fund for the year-to-date, one-year, three-year, five-year, and ten-year periods ended July 31, 2020. In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a peer fund group with data provided by Morningstar, Inc. (the “Morningstar Peer Group”) and assembled by Fund Services independently from the Adviser. The Independent Directors noted that the Fund’s performance was below the peer group average for the one-year, three-year, five-year and ten-year periods. It was also noted by the Independent Directors that the Adviser had provided select data on the Fund’s Peers that the Adviser believed were most comparable to the investment style of SPE. The Independent directors also noted that they review the investment performance of the Fund at each quarterly meeting. After considering all of the information, the Independent Directors concluded that the Adviser has obtained reasonable returns for the Fund while minimizing risk. Although past performance is not a guarantee or indication of future results, the Independent Directors determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

The Independent Directors then turned to a more focused review of the cost of services and the structure of the Adviser’s fees. The Independent Directors reviewed information prepared by the Adviser, as well as by Fund Services comparing the Fund’s contractual advisory fee with a peer group of funds and comparing the Fund’s overall expense ratio to the expense ratios of the Morningstar Peer Group. The Independent Directors noted that the contractual investment advisory fee for the Fund of 1.00% was above the 0.89% Morningstar Peer Group average. The Independent Directors further noted that the then current expense ratio of 2.17% included the advisory fee on the preferred assets. It was noted that the Fund is unique in its industry due to its activist investment strategy and true comparisons are difficult. Discussion ensued regarding the selection of the comparable funds by the Adviser and their use of leverage. Following a thorough discussion, the Independent Directors concluded that the Fund’s expenses and the management fee paid to the Adviser were fair and not unreasonable in light of the experience and commitment of the Adviser, as well as the comparative performance, expense and management fee information provided.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

After due consideration of the written and oral presentations, the Independent Directors concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee and in relation to peer comparisons, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to remain high.

Based on the factors discussed above, the Board approved the continuance of the Advisory Agreement between the Fund and Adviser on September 10, 2020.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 4, 2021, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

(b)  Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its Code of Ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Marc Lunder is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $39,000 and $45,250, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $2,000, respectively.

Fees included in the audit-related category are those associated with (1) the review of the semi-annual report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $4,000 and $5,250, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal years ended December 31, 2020 and December 31, 2019, there were no fees billed by TWB for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed by TWB for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.

	December 31, 2020	December 31, 2019
Registrant	$6,000	$7,250
Registrant’s Investment Adviser	$0	$0

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Bulldog Investors, LLP

Proxy Voting Policies and Procedures

Proxy Voting Policies

Bulldog Investors believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can impact the value of its investments.  Bulldog Investors generally analyzes the proxy statements of issuers of stock owned by Bulldog Investors’ clients, as necessary and votes proxies on behalf of such clients.

Bulldog Investors’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Bulldog Investors’ clients.

Proxy Voting Procedures

In evaluating proxy statements, Bulldog Investors relies upon its own fundamental research, and information presented by company management and others.  Bulldog Investors does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

Private Funds and Managed Accounts.  Bulldog Investors will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy.

Special Opportunities Fund, Inc. (“SPE”).  With respect to proxies of closed-end investment companies held by SPE, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will “mirror vote” all such proxies received by SPE, unless Bulldog Investors deems it appropriate to seek instructions from SPE shareholders with regard to such vote. In such circumstances, Bulldog Investors will vote such proxies as determined by a majority of the proxy voting instructions received by shareholders. Bulldog Investors will post such instructions on SPE’s website and will send an email indicating that it is seeking instructions to those SPE shareholders who have requested to receive such information.  In each semi-annual report to SPE shareholders, they are solicited to request to receive such information.

All Clients.  In certain circumstances, Bulldog Investors may enter into a settlement agreement with an issuer of stock owned by Bulldog Investors’ clients that requires Bulldog Investors to vote shares of such stock (or the stock of an affiliate of the issuer) held by clients in a manner that deviates from these Policies and Procedures.  In entering into any such agreement, Bulldog Investors has determined that the anticipated impact of entering into such settlement agreement is in the interests of Bulldog Investors’ clients.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, Bulldog Investors will consider whether any business or other relationships between a portfolio manager, Bulldog Investors and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Bulldog Investors’ Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the ability to act objectively and effectively in the best interests of Bulldog Investors and its clients, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2021.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLP.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Partner of Bulldog Investors, LLP and its predecessors since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities that previously served as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He is a director/trustee of the following closed-end funds: Mexico Equity and Income Fund since 2000, Swiss Helvetia Fund, Inc. since 2018 and High Income Securities Fund since 2018.  He also is a director of Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017. He served as a director of Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017; a director of MVC Capital, Inc., a business development company, from 2012-2020; and a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2016-2020.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Partner of Bulldog Investors, LLP and its predecessors since its inception in October 2009. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities that previously served as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He has served as a director/trustee of Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017, Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2015-2020, High Income Securities Fund, a closed-end fund, since 2018, Swiss Helvetia Fund, Inc., a closed-end fund, since 2017, and Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Bulldog Investors, LLP and its predecessors since its inception in October 2009.  Since 2004, Mr. Das has been a Principal of the entities that previously served as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director/trustee of the following closed-end funds: The Mexico Equity and Income Fund, Inc., since 2001; and High Income Securities Fund, since 2018.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of December 31, 2020 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das
(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:
(A) Registered investment companies:  1
(B) Other pooled investment vehicles:  8
(C) Other accounts:  262
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 2 pooled investment vehicles; $33.75 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  2 other accounts; $2.79 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles and other accounts managed by Bulldog Investors, LLP.  In order to address these conflicts of interest, Bulldog Investors, LLP has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):
Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4):  Information is provided as of December 31, 2020 (per instructions to paragraph (a)(4).

As of December 31, 2020, Mr. Goldstein beneficially owns 114,747 shares of common stock of the Registrant; Mr. Dakos beneficially owns 10,890 shares of common stock of the Registrant; and Mr. Das owns 3,096 shares common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2020 to 7/31/2020	N/A	N/A	N/A	N/A
8/1/2020 to 8/31/2020	N/A	N/A	N/A	N/A
9/1/2020 to 9/30/2020	N/A	N/A	N/A	N/A
10/1/2020 to 10/31/2020	N/A	N/A	N/A	N/A
11/1/2020 to 11/30/2020	N/A	N/A	N/A	N/A
12/1/2020 to 12/31/2020	N/A	N/A	N/A	N/A
Total

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*  /s/ Andrew Dakos
   Andrew Dakos, President

Date  March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Andrew Dakos
   Andrew Dakos, President

Date  March 5, 2021

By (Signature and Title)*  /s/ Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date  March 5, 2021

* Print the name and title of each signing officer under his or her signature.